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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 28, 1999
                (Date of Report; Date of Earliest Event Reported)


                           Raytel Medical Corporation
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-27186                                      94-2787342
  (Commission File Number)                  (IRS Employer Identification No.)


        2755 Campus Drive, Suite 200, San Mateo, CA           94403
         (address of principal executive offices)           (Zip Code)


                                 (650) 349-0800
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

        On April 27, 1999, Raytel Medical Corporation (the "Company") announced the resignation of E. Payson ("Skip") Smith, Jr., who had served as the Company's Chief Financial Officer. The resignation is effective immediately. John F. Lawler, Jr., Vice President, Corporate Controller, has assumed the role of Interim Chief Financial Officer. A copy of the press release announcing the resignation of Mr. Smith and the appointment of Mr. Lawler is attached as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of business acquired:

                Not applicable.

        (b)     Pro forma financial information:

                Not applicable.

        (c)     Exhibits:

               Exhibit No.          Description
               ----------           -----------
                   99.1             Press Release dated April 27, 1999


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RAYTEL MEDICAL CORPORATION




Dated:  April 28, 1999                  By:      /s/ Richard F. Bader
                                            -----------------------------
                                            Richard F. Bader
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX



               Exhibit No.          Description
               ----------           -----------
                 99.1               Press Release dated April 27, 1999


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